NOMURA PARTNERS FUNDS, INC.

ASIA PACIFIC EX JAPAN FUND

GLOBAL EMERGING MARKETS FUND

GLOBAL EQUITY INCOME FUND

SUPPLEMENT DATED JANUARY 14, 2014

TO THE PROSPECTUS DATED JANUARY 28, 2013

This Supplement provides new and additional information beyond that which is contained in the Prospectus, and any supplements thereto. Please keep this Supplement and read it together with the Prospectus dated January 28, 2013, and other supplements.

Upon the recommendation of Nomura Asset Management U.S.A. Inc. (the “Advisor”) and after reviewing available options, the board of directors (the “Board”) of Nomura Partners Funds, Inc. approved the liquidation and dissolution of the Asia Pacific ex Japan Fund, the Global Emerging Markets Fund and the Global Equity Income Fund (each a “Fund” and collectively the “Funds”) effective on or about March 19, 2014 (the “Liquidation Date”). On or before the Liquidation Date, each Fund will begin an orderly transition of its respective portfolio to cash and cash equivalents and will no longer be pursuing its investment objective. Each Fund will sell all of its assets and, on the Liquidation Date, will automatically redeem all of its shares outstanding. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions, if any, required to eliminate any Fund-level taxes that have been made and the expenses and the liabilities of each Fund that have been paid or otherwise provided for.

The costs of the liquidation (excluding portfolio transaction costs) of each Fund, including the mailing of notification to shareholders, will be borne by the Advisor. Also, the Advisor has undertaken that it and its affiliate(s), who may be a majority of the investors in some of the Funds, will not redeem their investment(s) in any Fund and will hold their shares until the Liquidation Date.

In conjunction with the liquidation, the Funds will continue to be the closed to new investments (see Supplement dated October 15, 2013). Shareholders whose shares are automatically redeemed by a Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date without the deduction of any redemption fees or CDSC (the “Liquidation Distribution”).

At any time prior to the Liquidation Date, shareholders may redeem their shares of a Fund and receive the net asset value thereof pursuant to the procedures set forth under “How to Purchase, Exchange and Redeem Shares – How to Redeem Shares” in the Prospectus. No sales charges, redemption or termination fees will be imposed in connection with such redemptions.

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The redemption of Fund shares or the receipt of the Liquidation Distribution will be treated as a sale of a Fund’s shares for U.S. federal income tax purposes. Shareholders should review the discussion under “Taxes” in the Statement of Additional Information dated January 28, 2013. This Supplement and the discussion under “Taxes” in the Statement of Additional Information do not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (including corporate shareholders that own 80% or more of a Fund’s shares).

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of the redemption of Fund shares or receiving the Liquidation Distribution with respect to their particular tax circumstances.

INVESTMENT COMPANY ACT FILE NO: 811-01090

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